SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 12, 1997


                        BIG FLOWER PRESS HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

        New York                         1-14084                13-376-8322
(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)

3 East 54th Street, New York, New York                                  10022
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600


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ITEM 5.    OTHER EVENTS.

         On June 12, 1997, Big Flower Press Holdings, Inc., a Delaware corporation (the "Company") entered into a Credit Agreement, dated as of June 12, 1997, the ("Credit Agreement") among the Company, the Banks from time to time party thereto, Bank of America NT & SA and The Industrial Bank of Japan, Limited, as Co-Agents, Credit Suisse First Boston, as Documentation Agent, and Bankers Trust Company, as Administrative Agent. The Credit Agreement provides for up to $475,000,000 of revolving credit loans. A copy of the Credit Agreement is filed herewith as Exhibit 10.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed herewith:

Exhibit
Number    Description
------    -----------

 10.1 Credit Agreement, dated as of June 12, 1997, among the Company, the Banks from time to time party thereto, Bank of America NT & SA and The Industrial Bank of Japan, Limited, as Co-Agents, Credit Suisse First Boston, as Documentation Agent, and Bankers Trust Company, as Administrative Agent.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIG FLOWER PRESS HOLDINGS, INC.


Date: June 13, 1997                         By: /s/ Irene B. Fisher
                                                -------------------
                                                Irene B. Fisher
                                                Vice President and
                                                Associate General Counsel


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                                 EXHIBIT INDEX


Exhibit No.       Description                                 Method of Filing
-----------       -----------                                 ----------------

 10.1             Credit Agreement, dated as of June 12,       Filed herewith.
                  1997, among the Company, the Banks from
                  time to time party thereto, Bank of
                  America NT & SA and The Industrial Bank
                  of Japan, Limited, as Co-Agents, Credit
                  Suisse First Boston, as Documentation
                  Agent, and Bankers Trust Company, as
                  Administrative Agent.